Exhibit 10.7.6

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                      SUMMARY OF APPROVED CHANGES TO THE
                      BLUE SHIELD PRIMARY LICENSE AGREEMENT

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      ACTION         EFFECTIVE DATE                              EXPLANATION
  Replace the        June 11, 1998      Amendments to Paragraph 2 - makes conforming changes to
  entire                                License Agreement relating to Plan ownership and control of
  document                              Controlled Affiliate Licensees.
  (except
  signature
  page).

  Replace the        March 12, 1998     Amendment to Paragraph 9 (b) -  provides a more detailed
  entire                                requirements for a Plan to receive notice and an opportunity to be
  document                              heard before any discretionary terminations (requiring a vote of
  (except                               the Plans) take place
  signature
  page).

  Replace the        March 12, 1998     Amendment to Paragraph 15(a) - provides that liquidation and
  entire                                dissolution of a Controlled Affiliate is a basis for automatic
  document                              termination under the Controlled Affiliate License Agreement.
  (except
  signature
  page).

  Replace the        June 11, 1998      Amendments to Paragraph 15(d)(iii) - indicates that the
  entire                                termination fee is not to be paid in connection with transactions
  document                              exclusively by or among Plans where the Association's Board of
  (except                               Directors determines that there has been no material diminution in
  signature                             the number of customers serviced under the Marks.
  page).

  Replace the        Various            Amendments to Exhibit 1 (Controlled Affiliate License
  entire                                Agreement) -. conforming changes have been made to this Exhibit 1
  document                              (see specific revisions identified on Attachment C).
  (except
  signature
  page).

  Replace the        June 11, 1998      Amendment to Exhibit 2 - Added the new Quarterly Year 2000
  entire                                report as a required BCBSA report under Standard 2.
  document
  (except
  signature
  page).

  Replace the        June 11, 1998      Amendments to Exhibit 5 - allows BCBSA and/or Plans to
  entire                                recover attorneys' fees and expenses in certain circumstances when
  document                              Plans initiate court actions in violation of the License
  (except                               Agreements.
  signature
  page).

  Replace the        December 31, 1999  Amendments to Paragraph 15(d)(iii) -. Amend termination fee
  entire                                language to allow for an equivalent threshold under a successor
  document                              formula by the affirmative vote of three-fourths of the Plans and
  (except                               three-fourths on the then total current weighted vote of all the
  signature                             Plans.  Note: The Member Plans adopted 425% of MCO-RBC as the
  page).                                "equivalent" commencing 12/31/99.

  Replace the        Various            Amendments to Exhibit 2:
  entire
  document                             - Add definition of a "Shell Holding Company" and a "Hybrid
  (except                                Holding Company."
  signature
  page).                               - Eliminate the Quarterly Capital Benchmark worksheet as a
                                         BCBSA required report after 6/30/99. (Exempt a Shell Holding
                                         Company from furnishing a Quarterly Capital Benchmark as of
                                         1/1/99.);

                                       - Add the semi-annual MCO-RBC report as a BCBSA required report starting 12/31/98 and thereafter (Require a Shell Holding Company to furnish only a calendar year-end MCO-RBC Report as of 12/31/98 and thereafter).

                                       - Eliminate the Quarterly Utilization Report as a BCBSA
                                         required report after 12/31/99;

                                       - Eliminate the Annual Cost Containment Report as a BCBSA
                                         required report effective immediately;

                                       - Add the Semi-Annual Benefit Cost Management Report as a BCBSA
                                         required report starting 6/30/00 and thereafter;

                                       - Exempt a Shell Holding Company from filing a Quarterly
                                         Utilization Report, Quarterly Enrollment Report, Benefit Cost
                                         Management Report, NMIS Quarterly Report and Year 2000 Readiness
                                         Report to BCBSA effective immediately.

                                       - Eliminate IPDR Program as a required National Program after
                                         1/1/99;

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